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                        AIM INVESTMENT SECURITIES FUNDS

                      LIMITED MATURITY TREASURY PORTFOLIO

                              INSTITUTIONAL SHARES

                       Supplement dated December 16, 1996
                   to the Prospectus dated November 21, 1996

APPROVAL OF NEW ADVISORY, ADMINISTRATIVE SERVICES AND DISTRIBUTION AGREEMENTS

         On December 11, 1996, the Board of Trustees (the "Board") of AIM Investment Securities Funds (the "Trust") approved a new investment advisory agreement, subject to shareholder approval, between A I M Advisors, Inc. ("AIM") and the Trust with respect to Limited Maturity Treasury Portfolio (the "Fund"). Shareholders will be asked to approve the proposed advisory agreement at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). The Board has also approved a new administrative services agreement with AIM and a new distribution agreement with Fund Management Company. There are no material changes to the terms of the new agreements, including the fees payable by the Fund. No change is anticipated in the investment advisory or other personnel responsible for the Funds as a result of these new agreements.

         The Board has approved these new agreements because each Fund's corresponding existing agreements will terminate upon the consummation of the proposed merger of A I M Management Group Inc., the parent of AIM, into a subsidiary of INVESCO plc. INVESCO plc and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. It is contemplated that the merger will occur on February 28, 1997. Provided that the Fund's shareholders approve the new advisory agreement at the Annual Meeting and the merger is consummated, the new advisory agreement, as well as the new administrative services and distribution agreements, will automatically become effective as of the closing of the merger.

PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

         The Board has unanimously approved the elimination of a certain fundamental investment policy of the Fund, subject to shareholder approval. Shareholders will be asked to approve this change at the Annual Meeting. If approved, it will become effective on March 1, 1997.

         The Fund is currently prohibited from investing in other investment companies. The Board has approved the elimination of this prohibition for the Fund to permit investment in other investment companies to the extent permitted by the Investment Company Act of 1940, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the Securities and Exchange Commission.

         For additional information regarding the proposed change described above, see the Fund's Statement of Additional Information dated November 21, 1996, as supplemented December 16, 1996.